WARNER BROS. DISCOVERY
Q3 2022 Earnings Press Release | November 3, 2022

# Warner Bros. Discovery, Inc. Reports Third-Quarter 2022 Earnings Results

**At Warner Bros. Discovery, we have one of the strongest portfolio of assets and IP across sports, news, and entertainment, and the best leadership team in media executing against the right strategy and financial framework to drive profitability, generate meaningful shareholder value, and ultimately position us for long-term success. We are reimagining and transforming the organization for the future while driving synergy enterprise-wide, increasing our target to at least $3.5 billion, and making significant progress on our combined DTC product. While we have lots more work to do, and there are some difficult decisions still to be made, we have total conviction in the opportunity ahead.**

**– David Zaslav, President & CEO**

## Financial Summary & Operational Highlights

- Q3 total reported revenues were $9,823 million. Revenues decreased 8% ex-FX[1] compared to the prior year quarter, on a pro forma combined basis[2].
- Net loss available to Warner Bros. Discovery, Inc. was $(2,308) million, and included $1,924 million of pre-tax amortization from acquisition-related intangible assets and $1,521 million of pre-tax restructuring and other charges.
- Total reported Adjusted EBITDA[3] was $2,424 million. Adjusted EBITDA decreased 8% ex-FX compared to the prior year quarter, on a pro forma combined basis.
- Cash provided by operating activities decreased to $124 million and reported free cash flow[4] decreased to $(192) million.
- Ended Q3 with $2.5 billion of cash on hand, $50.4 billion of gross debt[5], and 5.1x net leverage[6].
- Ended Q3 with 94.9 million global DTC subscribers[7], an increase of 2.8 million versus 92.1 million subscribers at the end of Q2.
- In Q3, Warner Bros. Discovery was the #1 TV portfolio in total time spent by viewers in the U.S.[8]

| **Three Months Ended September 30,** *$ in millions* | 2022 Actual | 2022 Pro Forma Adjustments | 2022 Pro Forma Combined | 2021 Actual | 2021 Pro Forma Adjustments | 2021 Pro Forma Combined | % Change Actual | % Change Pro Forma Combined (Actual) | % Change Pro Forma Combined (ex-FX) |
|---|---|---|---|---|---|---|---|---|---|
| **Total revenues** | $ 9,823 | $ — | $ 9,823 | $ 3,150 | $ 7,830 | $ 10,980 | NM | (11)% | (8)% |
| **Net (loss) income available to Warner Bros. Discovery, Inc.** | (2,308) | 458 | (1,850) | 156 | (815) | (659) | NM | NM | NM |
| **Adjusted EBITDA** | 2,424 | — | 2,424 | 726 | 1,942 | 2,668 | NM | (9)% | (8)% |
| **Cash provided by operating activities** | 124 | | | 811 | | | (85)% | | |
| **Reported free cash flow** | (192) | | | 705 | | | NM | | |

*Pro forma combined results represent the combined results of the Company and the WarnerMedia business as if the transaction whereby the Company acquired the WarnerMedia business ("the Merger") had been completed on January 1, 2021. Pro forma adjustments for Q3 2021 represent the WarnerMedia business's results for Q3 2021. Refer to page 12 for more information.*
*NM - Not meaningful*

1

WARNER BROS. DISCOVERY

Q3 2022 Earnings Press Release | November 3, 2022

# Studios Segment

| Three Months Ended September 30, | 2022 | 2021 | | | % Change | | |
|---|---|---|---|---|---|---|---|
| $ in millions | Actual | Actual | Pro Forma Adjustments | Pro Forma Combined | Actual | Pro Forma Combined (Actual) | Pro Forma Combined (ex-FX) |
| Advertising | $ 8 | $ — | $ 35 | $ 35 | NM | (77)% | (77)% |
| Distribution | 4 | — | 2 | 2 | NM | NM | NM |
| Content | 2,884 | 6 | 3,167 | 3,173 | NM | (9)% | (6)% |
| Other | 192 | — | 143 | 143 | NM | 34 % | 34 % |
| Total revenues | 3,088 | 6 | 3,347 | 3,353 | NM | (8)% | (5)% |
| Costs of revenues (excluding depreciation & amortization) | 1,756 | — | 2,050 | 2,050 | NM | (14)% | (11)% |
| Selling, general and administrative[9] | 570 | 2 | 745 | 747 | NM | (24)% | (21)% |
| Adjusted EBITDA | $ 762 | $ 4 | $ 552 | $ 556 | NM | 37 % | 43 % |

*Pro forma combined results represent the combined results of the Company and the WarnerMedia business as if the Merger had been completed on January 1, 2021. Pro forma adjustments for Q3 2021 represent the WarnerMedia business's results for full Q3 2021. Refer to page 12 for more information.*
*NM - Not meaningful*

## Q3 2022 Highlights

- Studios reported revenues were $3,088 million. Revenues decreased 5% ex-FX compared to the prior year quarter, on a pro forma combined basis.
  - Content revenue decreased 6% ex-FX, primarily driven by lower home entertainment and TV licensing revenues.
    - Home entertainment revenue was lower due to strong COVID-driven demand in the prior year, as well as fewer theatrical releases year to date, resulting in fewer titles for the home entertainment window.
    - Q3 2022 theatrical performance was driven by the releases of *DC League of Super-Pets* and *Don't Worry Darling*, as well as strong carryover from *Elvis*, which premiered in late June.
    - TV licensing revenue declined primarily due to fewer theatrical new releases, resulting in less product available for the pay-one window in the current year.
  - Other revenue increased 34% ex-FX, primarily driven by the reopening of Warner Bros. Studio Tour London and Warner Bros. Studio Tour Hollywood.
- Studios reported operating expenses were $2,326 million. Operating expenses decreased 14% ex-FX compared to the prior year quarter, on a pro forma combined basis.
  - Costs of revenues decreased 11% ex-FX, primarily driven by lower content expense for theatrical and television products.
  - SG&A expenses decreased 21% ex-FX, primarily driven by lower marketing expenses due to fewer theatrical new releases.
- Studios reported Adjusted EBITDA was $762 million. Adjusted EBITDA increased 43% ex-FX compared to the prior year quarter, on a pro forma combined basis.



***Elvis***
**Warner Bros.**



***DC League of Super-Pets***
**Warner Bros.**



***The Sandman***
**Warner Bros. Television Group**

2

WARNER BROS. DISCOVERY
Q3 2022 Earnings Press Release | November 3, 2022

# Networks Segment

| Three Months Ended September 30, | 2022 | 2021 | | | % Change | | |
|---|---|---|---|---|---|---|---|
| *$ in millions* | Actual | Actual | Pro Forma Adjustments | Pro Forma Combined | Actual | Pro Forma Combined (Actual) | Pro Forma Combined (ex-FX) |
| Advertising | $ 1,944 | $ 1,416 | $ 852 | $ 2,268 | 37 % | (14)% | (11)% |
| Distribution | 2,924 | 1,118 | 1,947 | 3,065 | NM | (5)% | (2)% |
| Content | 277 | 339 | 117 | 456 | (18)% | (39)% | (37)% |
| Other | 69 | 16 | 65 | 81 | NM | (15)% | (6)% |
| **Total revenues** | 5,214 | 2,889 | 2,981 | 5,870 | 80 % | (11)% | (8)% |
| **Costs of revenues (excluding depreciation & amortization)** | 1,906 | 1,349 | 1,043 | 2,392 | 41 % | (20)% | (16)% |
| **Selling, general and administrative**[9] | 678 | 447 | 319 | 766 | 52 % | (11)% | (8)% |
| **Adjusted EBITDA** | $ 2,630 | $ 1,093 | $ 1,619 | $ 2,712 | NM | (3)% | (2)% |

*Pro forma combined results represent the combined results of the Company and the WarnerMedia business as if the Merger had been completed on January 1, 2021. Pro forma adjustments for Q3 2021 represent the WarnerMedia business's results for full Q3 2021. Refer to page 12 for more information.*
*NM - Not meaningful*

## Q3 2022 Highlights

- In Q3, Warner Bros. Discovery had six top-10 cable networks in Primetime for adults 25-54, including TLC, TBS, Discovery Channel, HGTV, Food Network, and TNT.[10] During *Shark Week*, which aired July 24-30, Discovery Channel was the #1 cable network in Primetime among adults/men 25-54 and adults 18-49.[11]
- Networks reported revenues were $5,214 million. Revenues decreased 8% ex-FX compared to the prior year quarter, on a pro forma combined basis.
  - Advertising revenue decreased 11% ex-FX, primarily driven by audience declines for our general entertainment and news programming. Additionally, the broadcast of the Olympic Games in Europe and the timing of two NBA playoff games in 2021 negatively impacted the growth rate in the quarter.
  - Distribution revenue decreased 2% ex-FX, as increases in contractual affiliate rates in the U.S. and premium sports packages in Latin America were more than offset by a decline in pay-TV subscribers in the U.S. and lower contractual affiliate rates in some European markets.
  - Content revenue decreased 37%, primarily driven by the sublicensing of the broadcast rights for the Olympic Games in Europe in 2021, partially offset by higher inter-segment licensing.
- Networks reported operating expenses were $2,584 million. Operating expenses decreased 14% ex-FX compared to the prior year quarter, on a pro forma combined basis.
  - Costs of revenues decreased 16% ex-FX, primarily driven by lower sports rights related to the Olympic Games in Europe in 2021 and lower content expense in the U.S.
  - SG&A expenses decreased 8% ex-FX, primarily due to lower personnel and marketing expenses.
- Networks reported Adjusted EBITDA was $2,630 million. Adjusted EBITDA decreased 2% ex-FX compared to the prior year quarter, on a pro forma combined basis.



***Shark Week***
**Discovery Channel**



***Alex vs. America***
**Food Network**



***Rick & Morty***
**Adult Swim**



***Fakty***
**TVN Poland**

3

WARNER BROS. DISCOVERY
Q3 2022 Earnings Press Release | November 3, 2022

# Direct-to-Consumer Segment

HBO | HBO max | discovery+

## Three Months Ended September 30,

| $ in millions | 2022 | 2021 | | | % Change | | |
|---|---|---|---|---|---|---|---|
| | Actual | Actual | Pro Forma Adjustments | Pro Forma Combined | Actual | Pro Forma Combined (Actual) | Pro Forma Combined (ex-FX) |
| Advertising | $ 106 | $ 37 | $ 17 | $ 54 | NM | 96 % | ≥100% |
| Distribution | 2,062 | 210 | 2,036 | 2,246 | NM | (8)% | (6)% |
| Content | 145 | 7 | 187 | 194 | NM | (25)% | (25)% |
| Other | 4 | 1 | 2 | 3 | NM | 33 % | 33 % |
| **Total revenues** | 2,317 | 255 | 2,242 | 2,497 | NM | (7)% | (6)% |
| **Costs of revenues (excluding depreciation & amortization)** | 2,118 | 178 | 1,590 | 1,768 | NM | 20 % | 22 % |
| **Selling, general and administrative**[9] | 833 | 353 | 685 | 1,038 | NM | (20)% | (18)% |
| **Adjusted EBITDA** | $ (634) | $ (276) | $ (33) | $ (309) | NM | NM | NM |

*Pro forma combined results represent the combined results of the Company and the WarnerMedia business as if the Merger had been completed on January 1, 2021. Pro forma adjustments for Q3 2021 represent the WarnerMedia business's results for full Q3 2021. Refer to page 12 for more information.*
*NM - Not meaningful*

## Q3 2022 Highlights

- The debut of *House of the Dragon* was the largest series premiere in HBO's history and also marked the largest series launch on HBO Max across the U.S., Latin America, and EMEA. All episodes of the series are averaging around 29 million viewers in the U.S.,[12] more than triple the average debut night audience, demonstrating strong catch-up viewing.
- Total DTC subscribers[7] were 94.9 million, an increase of 2.8 million global subscribers since the end of Q2. Global DTC ARPU[13] was $7.52.
- DTC reported revenues were $2,317 million. Revenues decreased 6% ex-FX compared to the prior year quarter, on a pro forma combined basis.
  - Advertising revenue more than doubled to $106 million ex-FX, primarily driven by subscriber growth on our DTC ad-supported tiers.
  - Distribution revenue decreased 6% ex-FX, as declines in wholesale revenues primarily due to the Amazon Channels expiration in September 2021 were partially offset by retail gains.
  - Content revenue decreased 25% ex-FX, primarily driven by licensing of HBO library content in September 2021.
- DTC reported operating expenses were $2,951 million. Operating expenses increased 7% ex-FX compared to the prior year quarter, on a pro forma combined basis.
  - Costs of revenues increased 22% ex-FX, primarily driven by increased programming expenses and the impact of measurement period adjustments to the fair value of content assets acquired during the Merger, resulting in increased amortization.
  - SG&A decreased 18% ex-FX, primarily driven by more efficient marketing spend.
- DTC reported Adjusted EBITDA was $(634) million.

## DTC Subscribers

| | In millions, except ARPU | Q3 2022 | Q2 2022 | Q3 2021 |
|---|---|---|---|---|
| Domestic | Total subscribers[7] | 53.5 | 53.0 | 48.8 |
| Domestic | ARPU[13] | $ 10.66 | $ 10.54 | |
| International | Total subscribers[7] | 41.4 | 39.1 | 31.1 |
| International | ARPU[13] | $ 3.68 | $ 3.69 | |
| | **Total DTC subscribers**[7] | 94.9 | 92.1 | 79.9 |
| | **Global ARPU**[13] | $ 7.52 | $ 7.66 | |

*Note: Domestic includes the U.S. and Canada. Prior year subscribers have been recast to reflect the Company's harmonized definition. Refer to page 13 for more information.*



*House of the Dragon*
HBO



*House of Hammer*
discovery+

4

WARNER BROS. DISCOVERY
Q3 2022 Earnings Press Release | November 3, 2022

# Corporate

| Three Months Ended September 30, $ in millions | 2022 Actual | 2021 Actual | 2021 Pro Forma Adjustments | 2021 Pro Forma Combined | % Change Actual | % Change Pro Forma Combined (Actual) | % Change Pro Forma Combined (ex-FX) |
|---|---|---|---|---|---|---|---|
| Adjusted EBITDA | $ (340) | $ (95) | $ (231) | $ (326) | NM | (4)% | (7)% |

*Pro forma combined results represent the combined results of the Company and the WarnerMedia business as if the Merger had been completed on January 1, 2021. Pro forma adjustments for Q3 2021 represent the WarnerMedia business's results for full Q3 2021. Refer to page 12 for more information.*
*NM - Not meaningful*

# Inter-segment Eliminations

| Three Months Ended September 30, $ in millions | 2022 Actual | 2021 Actual | 2021 Pro Forma Adjustments | 2021 Pro Forma Combined | % Change Actual | % Change Pro Forma Combined (Actual) | % Change Pro Forma Combined (ex-FX) |
|---|---|---|---|---|---|---|---|
| Inter-segment revenue eliminations | $ (785) | $ — | $ (751) | $ (751) | NM | (5)% | (5)% |
| Inter-segment expense eliminations | (791) | — | (786) | (786) | NM | (1)% | (1)% |
| Adjusted EBITDA | $ 6 | $ — | $ 35 | $ 35 | NM | (83)% | (83)% |

*Pro forma combined results represent the combined results of the Company and the WarnerMedia business as if the Merger had been completed on January 1, 2021. Pro forma adjustments for Q3 2021 represent the WarnerMedia business's results for full Q3 2021. Refer to page 12 for more information.*
*NM - Not meaningful*

# Leverage & Liquidity

## Q3 2022 Highlights

- Ended Q3 with $2.5 billion of cash on hand, $50.4 billion of gross debt, and 5.1x net leverage.
- During the quarter, the Company voluntarily repaid $2.5 billion of aggregate principal amount outstanding of its term loan due April 2025.
- As of September 30, the average duration of the Company's outstanding debt was 14 years, with an average cost of debt of 4.3%.
- The Company maintains an undrawn $6.0 billion revolving credit facility.

# Reported Free Cash Flow

| Three Months Ended September 30, $ in millions | Reported Financial Results 2022 | 2021 | % Change |
|---|---|---|---|
| Cash provided by operating activities | $ 124 | $ 811 | (85)% |
| Purchases of property and equipment | (316) | (106) | NM |
| Reported free cash flow | $ (192) | $ 705 | NM |

*The above free cash flow reconciliation shows "as reported" financials, which represent WBD's financial results since the closing of the Merger with the WarnerMedia business on 4/8/2022. Financials for the three months ended 9/30/2021 include Discovery standalone results only, and do not include the WarnerMedia business.*
*NM - Not meaningful*

## Q3 2022 Highlights

- Cash provided by operating activities decreased to $124 million from $811 million in the prior year quarter, primarily driven by interest payments on incremental debt acquired as part of the Merger, as well as other Merger-related costs.
- Reported free cash flow decreased to $(192) million, primarily driven by lower cash from operations as well as higher capital expenditures from consolidating the WarnerMedia business following the closing of the Merger.
- As of September 30, the Company had $5,191 million drawn on its revolving receivables program, a decrease from Q2's balance of $5,700 million, resulting in a $509 million negative impact to Q3 free cash flow.

5

Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. The Company’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Company's 2021 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 24, 2022, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on April 26, 2022, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 5, 2022, and its subsequent filings made with the SEC. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. 6 Warner Bros. Discovery and BT Group Joint Venture The Company and British Telecommunications ("BT Group") completed their transaction to form a 50:50 joint venture ("JV") to combine the assets of BT Sport and Eurosport UK, to create a new premium sports offering for the U.K. and Ireland. The Company accounts for its investment in the JV as an equity method investment. CW Network Sale In September 2022, the Company sold 75% of its interest in The CW Network to Nexstar Media Inc. and recorded an immaterial gain. The Company retained a 12.5% ownership interest in The CW Network, which the Company accounts for as an equity method investment. Trending Schedules Pro Forma Updates During the three months ended September 30, 2022, WBD updated the previously issued Trending Schedules to reflect the following pro forma updates: (i) sports rights for the three months ended December 31, 2021 and three months ended March 31, 2022, (ii) HBO content amortization for the three months ended March 31, 2021 through the three months ended March 31, 2022, and (iii) tax effects of Advance/Newhouse Programming Partnership for the three months ended March 31, 2021. 2022 and 2023 Outlook(14) Warner Bros. Discovery, Inc. ("Warner Bros. Discovery" or the "Company") may provide forward-looking commentary in connection with this earnings announcement on its quarterly earnings conference call. Details on how to access the audio webcast are included below. Q3 2022 Earnings Conference Call Information Warner Bros. Discovery will host a conference call today, November 3, 2022 at 4:30 p.m. ET, to discuss its third quarter 2022 financial results. To access the webcast of the earnings call, please visit the Investor Relations section of the Company's website at www.wbd.com. Q3 2022 Earnings Press Release | November 3, 2022

Q3 2022 Earnings Press Release | November 3, 2022

## Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), this communication may also contain certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the financial schedules in this release and on the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com.

## About Warner Bros. Discovery

Warner Bros. Discovery (NASDAQ: WBD) is a leading global media and entertainment company that creates and distributes the world's most differentiated and complete portfolio of content and brands across television, film and streaming. Available in more than 220 countries and territories and 50 languages, Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, discovery+, CNN, DC, Eurosport, HBO, HBO Max, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, MotorTrend, Animal Planet, Science Channel, Warner Bros. Pictures, Warner Bros. Television, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com.

## Contacts

**Media**
Nathaniel Brown
(212) 548-5959
nathaniel_brown@discovery.com

**Investor Relations**
Andrew Slabin
(212) 548-5544
andrew_slabin@discovery.com

Peter Lee
(212) 548-5907
peter_lee@discovery.com

7

WARNER BROS. DISCOVERY

Q3 2022 Earnings Press Release | November 3, 2022

# Warner Bros. Discovery, Inc.
# Consolidated Statements of Operations

| | Reported Financial Results | | | |
|---|---|---|---|---|
| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
| Unaudited; in millions, except per share amounts | 2022 | 2021 | 2022 | 2021 |
| Advertising | $ 2,042 | $ 1,453 | $ 6,239 | $ 4,496 |
| Distribution | 4,990 | 1,328 | 11,180 | 3,898 |
| Content | 2,531 | 352 | 4,918 | 564 |
| Other | 260 | 17 | 472 | 46 |
| **Total revenues** | **9,823** | **3,150** | **22,809** | **9,004** |
| Costs of revenues, excluding depreciation and amortization | 5,627 | 1,529 | 13,488 | 3,553 |
| Selling, general and administrative | 2,589 | 944 | 7,167 | 2,947 |
| Depreciation and amortization | 2,233 | 341 | 5,024 | 1,043 |
| Restructuring and other charges | 1,521 | 7 | 2,559 | 29 |
| Asset impairment and loss (gain) on disposition and disposal groups | 43 | — | 47 | (72) |
| **Total costs and expenses** | **12,013** | **2,821** | **28,285** | **7,500** |
| Operating (loss) income | (2,190) | 329 | (5,476) | 1,504 |
| Interest expense, net | (555) | (159) | (1,219) | (479) |
| Loss from equity investees, net | (78) | (9) | (135) | (20) |
| Other (expense) income, net | (28) | 72 | 411 | 245 |
| **(Loss) income before income taxes** | **(2,851)** | **233** | **(6,419)** | **1,250** |
| Income tax benefit (expense) | 566 | (36) | 1,201 | (144) |
| **Net (loss) income** | **(2,285)** | **197** | **(5,218)** | **1,106** |
| Net income attributable to noncontrolling interests | (21) | (32) | (44) | (116) |
| Net income attributable to redeemable noncontrolling interests | (2) | (9) | (8) | (22) |
| **Net (loss) income available to Warner Bros. Discovery, Inc.** | **$ (2,308)** | **$ 156** | **$ (5,270)** | **$ 968** |
| **Net (loss) income per share allocated to Warner Bros. Discovery, Inc. Series A common stockholders:** | | | | |
| Basic | $ (0.95) | $ 0.24 | $ (3.00) | $ 1.47 |
| Diluted | $ (0.95) | $ 0.24 | $ (3.00) | $ 1.46 |
| **Weighted average shares outstanding:** | | | | |
| Basic | 2,428 | 589 | 1,775 | 588 |
| Diluted | 2,428 | 663 | 1,775 | 665 |

*The above income statement shows "as reported" financials, which represent WBD's financial results since the closing of the Merger with the WarnerMedia business on 4/8/2022. Financials for the nine months ended 9/30/2022 include Discovery results from 1/1/2022 through 9/30/2022 and the WarnerMedia business's results from 4/9/2022 through 9/30/2022. Financials for the three and nine months ended 9/30/2021 include Discovery standalone results only, and do not include the WarnerMedia business.*

8

WARNER BROS. DISCOVERY

Q3 2022 Earnings Press Release | November 3, 2022

# Warner Bros. Discovery, Inc.
# Consolidated Balance Sheets

| Unaudited; in millions, except par value | Reported Financial Results | |
|---|---|---|
| | September 30, 2022 | December 31, 2021 |
| **ASSETS** | | |
| Current assets: | | |
| Cash and cash equivalents | 2,422 | 3,905 |
| Receivables, net | 6,669 | 2,446 |
| Prepaid expenses and other current assets | 3,581 | 913 |
| **Total current assets** | **12,672** | **7,264** |
| Film and television content rights and games, net | 28,288 | 3,832 |
| Property and equipment, net | 5,143 | 1,336 |
| Goodwill | 34,450 | 12,912 |
| Intangible assets, net | 46,744 | 6,317 |
| Other noncurrent assets | 8,752 | 2,766 |
| **Total assets** | **$ 136,049** | **$ 34,427** |
| **LIABILITIES AND EQUITY** | | |
| Current liabilities: | | |
| Accounts payable | $ 1,534 | $ 412 |
| Accrued liabilities | 10,197 | 2,230 |
| Deferred revenues | 1,688 | $ 478 |
| Current portion of debt | 1,257 | 339 |
| **Total current liabilities** | **14,676** | **3,459** |
| Noncurrent portion of debt, net | 48,612 | 14,420 |
| Deferred income taxes | 12,317 | 1,225 |
| Other noncurrent liabilities | 10,364 | 1,927 |
| **Total liabilities** | **85,969** | **21,031** |
| Commitments and contingencies | | |
| Redeemable noncontrolling interests | 318 | $ 363 |
| Warner Bros. Discovery, Inc. stockholders' equity: | | |
| Series A common stock: $0.01 par value; 10,800 and 0 shares authorized; 2,658 and 0 shares issued; and 2,428 and 0 shares outstanding | 27 | — |
| Preferred stock: $0.01 par value; 1,200 and 0 shares authorized, 0 shares issued and outstanding | — | — |
| Discovery Series A-1 convertible preferred stock: $0.01 par value; 0 and 8 shares authorized, issued and outstanding | — | — |
| Discovery Series C-1 convertible preferred stock: $0.01 par value; 0 and 6 shares authorized; 0 and 4 shares issued and outstanding | — | — |
| Discovery Series A common stock: $0.01 par value; 0 and 1,700 shares authorized; 0 and 170 shares issued; and 0 and 169 shares outstanding | — | 2 |
| Discovery Series B convertible common stock: $0.01 par value; 0 and 100 shares authorized; 0 and 7 shares issued and outstanding | — | — |
| Discovery Series C common stock: $0.01 par value; 0 and 2,000 shares authorized; 0 and 559 shares issued; and 0 and 330 shares outstanding | — | 5 |
| Additional paid-in capital | 54,547 | 11,086 |
| Treasury stock, at cost: 230 and 230 shares | (8,244) | (8,244) |
| Retained earnings | 4,306 | 9,580 |
| Accumulated other comprehensive loss | (2,119) | (830) |
| **Total Warner Bros. Discovery, Inc. stockholders' equity** | **48,517** | **11,599** |
| Noncontrolling interests | 1,245 | 1,434 |
| **Total equity** | **49,762** | **13,033** |
| **Total liabilities and equity** | **$ 136,049** | **$ 34,427** |

*The above balance sheet shows "as reported" financials, which represent WBD's financial results since the closing of the Merger with the WarnerMedia business on 4/8/2022. Balances for the period ending 9/30/2022 include Discovery results from 1/1/2022 through 9/30/2022 and the WarnerMedia business's results from 4/9/2022 through 9/30/2022. Balances for the year ended 12/31/2021 include Discovery standalone results only, and do not include the WarnerMedia business.*

9

WARNER BROS. DISCOVERY
Q3 2022 Earnings Press Release | November 3, 2022

# Warner Bros. Discovery, Inc.
# Consolidated Statements of Cash Flows

| Unaudited; in millions | Reported Financial Results<br>Nine Months Ended September 30,<br>2022 | <br><br>2021 |
|---|---|---|
| **Operating Activities** | | |
| Net (loss) income | $ (5,218) | $ 1,106 |
| Adjustments to reconcile net income to cash provided by operating activities: | | |
| Content rights amortization and impairment | 11,441 | 2,735 |
| Depreciation and amortization | 5,024 | 1,043 |
| Deferred income taxes | (2,105) | (502) |
| Preferred stock conversion premium | 789 | — |
| Share-based compensation expense | 317 | 134 |
| Gain on disposition | 45 | (72) |
| Equity in losses of equity method investee companies and cash distributions | 178 | 57 |
| Gain on sale of investments | (144) | (20) |
| Gain from derivative instruments, net | (479) | — |
| Other, net | 142 | (137) |
| Changes in operating assets and liabilities, net of acquisitions and dispositions: | | |
| Receivables, net | (139) | 44 |
| Film and television content rights, games and payables, net | (8,612) | (2,578) |
| Accounts payable, accrued liabilities, deferred revenues and other noncurrent liabilities | (182) | 124 |
| Foreign currency, prepaid expenses and other assets, net | 401 | (20) |
| Cash provided by operating activities | 1,458 | 1,914 |
| **Investing Activities** | | |
| Purchases of property and equipment | (623) | (273) |
| Cash acquired from business acquisition and working capital settlement | 3,609 | — |
| Proceeds from sales and maturities of investments | 162 | 498 |
| Investments in and advances to equity investments | (137) | (137) |
| Proceeds from derivative instruments, net | 722 | (102) |
| Purchases of investments | — | (103) |
| Other investing activities, net | 9 | 87 |
| Cash provided by (used in) investing activities | 3,742 | (30) |
| **Financing Activities** | | |
| Principal repayments of term loans | (6,000) | — |
| Principal repayments of debt, including premiums to par value | (327) | (574) |
| Distributions to noncontrolling interests and redeemable noncontrolling interests | (286) | (231) |
| Purchase of redeemable noncontrolling interests | — | (31) |
| Securitization receivables collected but not remitted | 236 | — |
| Borrowings under commercial paper program | 885 | — |
| Repayments under commercial paper program | (885) | — |
| Other financing activities, net | (93) | 25 |
| Cash used in financing activities | (6,470) | (811) |
| Effect of exchange rate changes on cash, cash equivalents, and restricted cash | (122) | (69) |
| Net change in cash, cash equivalents, and restricted cash | (1,392) | 1,004 |
| Cash, cash equivalents, and restricted cash, beginning of period | 3,905 | 2,122 |
| **Cash, cash equivalents, and restricted cash, end of period** | **$ 2,513** | **$ 3,126** |

*The above statements of cash flows shows "as reported" financials, which represent WBD's financial results since the closing of the Merger with the WarnerMedia business on 4/8/2022. Financials for the nine months ended 9/30/2022 include Discovery results from 1/1/2022 through 9/30/2022 and the WarnerMedia business's results from 4/9/2022 through 9/30/2022. Financials for the nine months ended 9/30/2021 include Discovery standalone results only, and do not include the WarnerMedia business.*

10

11 Reported Financial Results Three Months Ended September 30, Unaudited; in millions 2022 2021 Net (loss) income available to Warner Bros. Discovery, Inc. $ (2,308) $ 156 Net income attributable to redeemable noncontrolling interests 2 9 Net income attributable to noncontrolling interests 21 32 Income tax (benefit) expense (566) 36 (Loss) income before income taxes (2,851) 233 Other expense (income), net 28 (72) Loss from equity investees, net 78 9 Interest expense, net 555 159 Operating (loss) income (2,190) 329 Asset impairment and loss (gain) on disposition and disposal groups 43 — Restructuring and other charges 1,521 7 Depreciation and amortization 2,233 341 Employee share-based compensation 113 36 Transaction and integration costs 59 13 Amortization of fair value step-up for content 645 — Adjusted EBITDA $ 2,424 $ 726 Reconciliation of Net (Loss) Income to Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization The above reconciliation shows "as reported" financials, which represent WBD's financial results since the closing of the Merger with the WarnerMedia business on 4/8/2022. Financials for the three months ended 9/30/2021 include Discovery standalone results only, and do not include the WarnerMedia business. Q3 2022 Earnings Press Release | November 3, 2022

12 Definitions and Sources for Warner Bros. Discovery, Inc. (1) Foreign Exchange Impacting Comparability: In addition to the Merger (as defined below), the impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S. dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis ("ex-FX"), in addition to results reported in accordance with U.S. GAAP provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with U.S. GAAP. The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. The ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, which is a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2022 Baseline Rate”), and the prior year amounts translated at the same 2022 Baseline Rate. In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies. (2) Pro Forma Combined Financial Information: The unaudited pro forma combined financial information in this press release presents the combined results of the Company and the WarnerMedia business as if the transaction whereby the Company acquired the WarnerMedia business ("the Merger") had been completed on January 1, 2021. Management believes reviewing our actual operating results in addition to pro forma combined results is useful in identifying trends in, or reaching conclusions regarding, the overall operating performance of our businesses. Our combined Networks, DTC, Studios, Corporate, and inter-segment eliminations pro forma combined financial information is based on the historical operating results of the respective segments and includes adjustments in accordance with Article 11 of Regulation S-X to illustrate the effects of the Merger as if it had occurred on January 1, 2021. The unaudited pro forma financial information is presented for informational purposes and is not indicative of the results of operations that would have been achieved if the Merger had occurred on January 1, 2021, nor is it indicative of future results. The unaudited pro forma combined financial information includes, where applicable, adjustments for (i) additional costs of revenues from the fair value step up of film and television library, (ii) additional amortization expense related to acquired intangible assets, (iii) additional depreciation expense from the fair value of property and equipment, (iv) adjustments for transaction costs and other one-time non-recurring costs, (v) changes to align accounting policies, and (vi) adjustments to eliminate intercompany activity. These pro forma adjustments are based on available information as of the date hereof and upon assumptions that the Company believes are reasonable to reflect the impact of the Merger with the WarnerMedia business on the Company's historical financial information on a supplemental pro forma basis. Adjustments do not include costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined business. (3) Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring, facility consolidation, and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations, (vii) third-party transaction and integration costs, (viii) amortization of purchase accounting fair value step-up for content, (ix) amortization of capitalized interest for content, and (x) other items impacting comparability. The Company uses this measure to assess the operating results and performance of its segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring and other charges, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, as these amounts do not represent cash payments in the current reporting period. Certain corporate expenses and inter-segment eliminations related to production studios are excluded from segment results to enable executive management to evaluate segment performance based upon the decisions of segment executives. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with U.S. GAAP. Q3 2022 Earnings Press Release | November 3, 2022

(4) Free cash flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. (5) Gross debt: The Company defines gross debt of $50.4 billion as total debt of $50.1 billion, plus finance leases of $268 million. (6) Net leverage: Net leverage is calculated by dividing net debt (gross debt of $50.4 billion, less cash, cash equivalents, and restricted cash of $2.5 billion) by the sum of the most recent four quarters Adjusted EBITDA of $9,312 million. Please refer to the Trending Schedules and Non-GAAP Reconciliations posted on the Company's investor relations website for the full reconciliation of net leverage. (7) Direct-to-Consumer ("DTC") Subscriber: The Company defines a “DTC Subscription” as: (i) a retail subscription to discovery+, HBO or HBO Max for which we have recognized subscription revenue, whether directly or through a third party, from a direct-to-consumer platform; (ii) a wholesale subscription to discovery+, HBO, or HBO Max for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; and (iii) a wholesale subscription to discovery+, HBO or HBO Max for which we have recognized subscription revenue on a per subscriber basis. We may refer to the aggregate number of DTC Subscriptions as “subscribers." We define a Domestic subscriber as a subscription based either in the United States of America or Canada. We define an International subscriber as a subscription based outside of the United States of America or Canada. The reported number of “subscribers” included herein and the definition of “DTC Subscription” as used herein excludes: (i) individuals who subscribe to DTC products, other than discovery+, HBO and HBO Max, that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials. (8) Source: Nielsen, 3Q22 (6/27/22-9/25/22), Live+7, Total Day, People age 2+, 6-min qual. (9) SG&A expenses: SG&A expenses exclude employee share-based compensation, third-party transaction and integration costs, and amortization of fair value step-up for content. (10) Source: Nielsen, 3Q22 (6/27/22-9/25/22), Live+3 program-based data (000)s, Primetime, Ad-supported cable, excl. breakouts and nets with less than 50% duration per day. Actual rankings were: TLC #2, TBS #4, Discovery Channel and HGTV #7 (tied), Food Network #9, and TNT #10. (11) Source: Nielsen, 7/24/22-7/30/22, Live+3 (000s), Primetime, key demographics include: P/M25-54, P18-49, P/W18-34 & P12-17. (12) Source: Domestic cross platform performance for House of the Dragon based on a combination of data sources, including Nielsen (linear), comScore (OnDemand), internal (HBO Max), and partner data shares (ex. Hulu/YouTube). (13) ARPU: The Company defines DTC Average Revenue Per User ("ARPU") as total subscription revenue plus advertising revenue (net of advertising and programmatic commissions) for the period divided by the daily-average number of paying subscribers for the period. Where daily values are not available, the sum of beginning of period and end of period divided by two is used. Excluded from the ARPU calculation are: (i) HBO Max/HBO Hotel and Bulk Institution subscription revenue and subscribers (i.e., subscribers billed on a bulk basis); (ii) Cinemax subscription revenue and subscribers; (iii) HBO Basic subscription revenue and subscribers (International-only); (iv) Non-discovery+ DTC revenue and subscribers; and (v) Non-Core discovery+ revenue and subscribers. (14) 2022 and 2023 outlook: Warner Bros. Discovery is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Source: Warner Bros. Discovery, Inc. 13 Definitions and Sources for Warner Bros. Discovery, Inc. Continued Q3 2022 Earnings Press Release | November 3, 2022